                 OLYMPIC AUTOMOBILE RECEIVABLES TRUST  1996 - A


                        MONTHLY  SERVICER'S  CERTIFICATE


Accounting Date:                                       SEPTEMBER 30, 1996
Determination Date:                                    OCTOBER 5, 1996
Distribution Date:                                     OCTOBER 15, 1996
Monthly Period Ending:                                 SEPTEMBER 30, 1996


This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1996, among Olympic Automobile Receivables Trust, 1996-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.   Collection  Account  Summary
     Available Funds:
                   Payments Received                                                                 $17,829,866.65
                   Liquidation Proceeds (excluding Purchase Amounts)                                  $1,668,582.82
                   Current Monthly Advances                                                             $963,659.81
                   Amount of withdrawal, if any, from the Reserve Account                                     $0.00
                   Monthly Advance Recoveries                                                          ($972,165.37)
                   Purchase Amounts-Warranty and Administrative Receivables                                   $0.00
                   Purchase Amounts - Liquidated Receivables                                                  $0.00
                   Income from investment of funds in Trust Accounts                                     $70,697.74
                                                                                                     --------------
     Total Available Funds                                                                                           $19,560,641.65
                                                                                                                     --------------
                                                                                                                     --------------

     Amounts Payable on Distribution Date:
                   Reimbursement of Monthly Advances                                                          $0.00
                   Backup Servicer Fee                                                                        $0.00
                   Basic Servicing Fee                                                                  $417,734.87
                   Trustee and other fees                                                                     $0.00
                   Class A-1  Interest Distributable Amount                                                   $0.00
                   Class A-2  Interest Distributable Amount                                             $696,826.54
                   Class A-3  Interest Distributable Amount                                             $498,750.00
                   Class A-4  Interest Distributable Amount                                             $609,375.00
                   Class A-5  Interest Distributable Amount                                             $250,000.00
                   Class A-6  Interest Distributable Amount                                              $87,725.00
                   Noteholders' Principal Distributable Amount                                       $14,279,946.84
                   Certificate  Interest Distributable Amount                                           $248,124.55
                   Certificate  Principal Distributable Amount                                        $1,598,501.51
                   Amounts owing and not paid to Security Insurer under
                     Insurance Agreement                                                                      $0.00
                   Supplemental Servicing Fees (not otherwise paid to Servicer)                               $0.00
                   Spread Account Deposit                                                               $873,657.34
                                                                                                     --------------
      Total Amounts Payable on Distribution Date                                                                     $19,560,641.65
                                                                                                                     --------------
                                                                                                                     --------------
                                     Page 1

II.  Available  Funds

     Collected Funds (see V)
                   Payments Received                                                                 $17,829,866.65
                   Liquidation Proceeds (excluding Purchase Amounts)                                  $1,668,582.82  $19,498,449.47
                                                                                                     --------------

     Purchase Amounts                                                                                                         $0.00

     Monthly Advances
                   Monthly Advances - current Monthly Period (net)                                       ($8,505.56)
                   Monthly Advances - Outstanding Monthly Advances
                     not otherwise reimbursed to the Servicer                                                 $0.00      ($8,505.56)
                                                                                                     --------------

     Income from investment of funds in Trust Accounts                                                                   $70,697.74
                                                                                                                     --------------

     Available Funds                                                                                                 $19,560,641.65
                                                                                                                     --------------
                                                                                                                     --------------

III. Amounts Payable on Distribution Date

        (i)(a)     Taxes due and unpaid with respect to the Trust
                   (not otherwise paid by OFL or the Servicer)                                                                $0.00

        (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                   to Servicer and to be reimbursed on the Distribution Date)                                                 $0.00

        (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                            $0.00

         (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                     Owner Trustee                                                                            $0.00
                     Administrator                                                                            $0.00
                     Indenture Trustee                                                                        $0.00
                     Indenture Collateral Agent                                                               $0.00
                     Lockbox Bank                                                                             $0.00
                     Custodian                                                                                $0.00
                     Backup Servicer                                                                          $0.00
                     Collateral Agent                                                                         $0.00           $0.00
                                                                                                     --------------

        (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                                 $417,734.87

        (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                               $0.00

        (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                   returned for insufficient funds (not otherwise reimbursed to Servicer)                                     $0.00

          (iv)     Class A-1  Interest Distributable Amount                                                                   $0.00
                   Class A-2  Interest Distributable Amount                                                             $696,826.54
                   Class A-3  Interest Distributable Amount                                                             $498,750.00
                   Class A-4  Interest Distributable Amount                                                             $609,375.00
                   Class A-5  Interest Distributable Amount                                                             $250,000.00
                   Class A-6  Interest Distributable Amount                                                              $87,725.00

          (v)      Noteholders' Principal Distributable Amount
                     Payable to Class A-1 Noteholders                                                                         $0.00
                     Payable to Class A-2 Noteholders                                                                $14,279,946.84
                     Payable to Class A-3 Noteholders                                                                         $0.00
                     Payable to Class A-4 Noteholders                                                                         $0.00
                     Payable to Class A-5 Noteholders                                                                         $0.00
                     Payable to Class A-6 Noteholders                                                                         $0.00

          (vi)     Certificate Interest Distributable Amount                                                            $248,124.55

         (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                   Distribution Account of any funds in the Class A-1 Holdback Subaccount
                   (applies only on the Class A-1 Final Scheduled Distribution Date)                                          $0.00

        (viii)     Certificate Principal Distributable Amount                                                         $1,598,501.51

         (ix)      Amounts owing and not paid to Security Insurer under Insurance Agreement                                   $0.00
                                                                                                                     --------------
                   Total amounts payable on Distribution Date                                                        $18,686,984.31
                                                                                                                     --------------
                                                                                                                     --------------
                                     Page 2

IV.  Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
     Class A-1 Maturity Shortfall

     Spread Account deposit:

                   Amount of excess, if any, of Available Funds
                    over total amounts payable (or amount of such
                    excess up to the Spread Account Maximum Amount)                                                      $873,657.34

     Reserve Account Withdrawal on any Determination Date:

                   Amount of excess, if any, of total amounts payable over Available Funds
                    (excluding amounts payable under item (vii) of Section III)                                                $0.00

                   Amount available for withdrawal from the Reserve Account (excluding the
                    Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                    (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                    of transfers of Subsequent Receivables)                                                                    $0.00

                   (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account, (excluding the
                    Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                   Amount of withdrawal, if any, from the Reserve Account                                                      $0.00

     Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                    Amount by which (a) the remaining principal balance of the Class A-1 Notes
                    exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III                  $0.00

                    Amount available in the Class A-1 Holdback Subaccount                                                      $0.00

                    (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                    of Section III) shall be withdrawn by the Indenture Trustee from the
                    Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                    Account for payment to the Class A-1 Noteholders)

                    Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                       $0.00

     Deficiency Claim Amount:

                   Amount of excess, if any, of total amounts payable over funds available for withdrawal
                   from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                                 $0.00

                   (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

     Pre-Funding Account Shortfall:

                   Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                   Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                   the Class A-5 Prepayment Amount, the Class A-6 Prepayment Amount and the
                   Repurchase Amount over (b) the amount on deposit in the Pre-Funding Account                                 $0.00

     Class A-1 Maturity Shortfall:

                   Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                   the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                   pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                            $0.00

     (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
     Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
     Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
     Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

                                     Page 3

V.   Collected Funds

     Payments Received:
                   Supplemental Servicing Fees                                                                $0.00
                   Amount allocable to interest                                                       $5,464,858.04
                   Amounts allocable to principal                                                    $12,365,008.61
                   Amount allocable to Insurance Add-On Amounts                                               $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                                     $0.00
                                                                                                     --------------
     Total Payments Received                                                                                         $17,829,866.65

     Liquidation Proceeds:
                   Gross amount realized with respect to Liquidated Receivables                       $1,733,291.91

                   Less: (i) reasonable expenses incurred by Servicer
                     in connection with the collection of such Liquidated
                     Receivables and the repossession and disposition
                     of the related Financed Vehicles and (ii) amounts
                     required to be refunded to Obligors on such Liquidated Receivables                 ($64,709.09)
                                                                                                     --------------
     Net Liquidation Proceeds                                                                                         $1,668,582.82

     Allocation of Liquidation Proceeds:
                   Supplemental Servicing Fees                                                                $0.00
                   Amount allocable to interest                                                               $0.00
                   Amounts allocable to principal                                                             $0.00
                   Amount allocable to Insurance Add-On Amounts                                               $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                                     $0.00           $0.00
                                                                                                     --------------  --------------
     Total Collected Funds                                                                                           $19,498,449.47
                                                                                                                     --------------
                                                                                                                     --------------
VI.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                                                  $0.00
                   Amount allocable to interest                                                               $0.00
                   Amounts allocable to principal                                                             $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                                     $0.00

     Purchase Amounts - Administrative Receivables                                                                            $0.00
                   Amount allocable to interest                                                               $0.00
                   Amounts allocable to principal                                                             $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                                     $0.00
                                                                                                     --------------
     Total Purchase Amounts                                                                                                   $0.00
                                                                                                                     --------------
                                                                                                                     --------------
VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                                     $1,773,244.70

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                   Payments received from Obligors                                                     ($972,165.37)
                   Liquidation Proceeds                                                                       $0.00
                   Purchase Amounts - Warranty Receivables                                                    $0.00
                   Purchase Amounts - Administrative Receivables                                              $0.00
                                                                                                     --------------
     Outstanding Monthly Advances to be netted against Monthly
       Advances for the current Monthly Period                                                                         ($972,165.37)

     Outstanding Monthly Advances to be reimbursed out of
       Available Funds on the Distribution Date                                                                        ($972,165.37)

     Remaining Outstanding Monthly Advances                                                                             $801,079.33

     Monthly Advances - current Monthly Period                                                                          $963,659.81
                                                                                                                     --------------
     Outstanding Monthly Advances - immediately following the Distribution Date                                       $1,764,739.14
                                                                                                                     --------------
                                                                                                                     --------------
                                     Page 4


VIII. Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

     Payments received allocable to principal                                                                        $12,365,008.61
     Aggregate of Principal Balances as of the Accounting Date of all
       Receivables that became Liquidated Receivables
       during the Monthly Period                                                                                      $3,513,439.74
     Purchase Amounts - Warranty Receivables allocable to principal                                                           $0.00
     Purchase Amounts - Administrative Receivables allocable to principal                                                     $0.00
     Amounts withdrawn from the Pre-Funding Account                                                                           $0.00
     Cram Down Losses                                                                                                         $0.00
                                                                                                                     --------------

     Principal Distribution Amount                                                                                   $15,878,448.35
                                                                                                                     --------------
                                                                                                                     --------------

B.  Calculation of Class A-1 Interest Distributable Amount

     Class A-1 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-1 Noteholders on such Distribution Date)                                       $0.00

     Multiplied by the Class A-1 Interest Rate                                                                5.25%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                            0.08333333           $0.00
                                                                                                     --------------

     Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                   $0.00
                                                                                                                     --------------

     Class A-1 Interest Distributable Amount                                                                                  $0.00
                                                                                                                     --------------
                                                                                                                     --------------

C.  Calculation of Class A-2 Interest Distributable Amount

     Class A-2 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-2 Noteholders on such Distribution Date)                             $153,429,696.58

     Multiplied by the Class A-2 Interest Rate                                                                5.45%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                            0.08333333     $696,826.54
                                                                                                     --------------

     Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                   $0.00
                                                                                                                        -----------

     Class A-2 Interest Distributable Amount                                                                            $696,826.54
                                                                                                                        -----------
                                                                                                                        -----------

D.  Calculation of Class A-3 Interest Distributable Amount

     Class A-3 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-3 Noteholders on such Distribution Date)                             $105,000,000.00

     Multiplied by the Class A-3 Interest Rate                                                                5.70%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                            0.08333333     $498,750.00
                                                                                                     --------------

     Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                   $0.00
                                                                                                                     --------------

     Class A-3 Interest Distributable Amount                                                                            $498,750.00
                                                                                                                     --------------
                                                                                                                     --------------

E.  Calculation of Class A-4 Interest Distributable Amount

     Class A-4 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-4 Noteholders on such Distribution Date)                             $125,000,000.00

     Multiplied by the Class A-4 Interest Rate                                                                5.85%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                            0.08333333     $609,375.00
                                                                                                     --------------

     Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                   $0.00
                                                                                                                     --------------

     Class A-4 Interest Distributable Amount                                                                            $609,375.00
                                                                                                                     --------------
                                                                                                                     --------------

                                     Page 5


F.  Calculation of Class A-5 Interest Distributable Amount

     Class A-5 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-5 Noteholders on such Distribution Date)                              $50,000,000.00

     Multiplied by the Class A-5 Interest Rate                                                                6.00%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                            0.08333333     $250,000.00
                                                                                                     --------------

     Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                   $0.00
                                                                                                                     --------------

     Class A-5 Interest Distributable Amount                                                                            $250,000.00
                                                                                                                     --------------
                                                                                                                     --------------

G.  Calculation of Class A-6 Interest Distributable Amount

     Class A-6 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-6 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-6 Noteholders on such Distribution Date)                              $17,400,000.00

     Multiplied by the Class A-6 Interest Rate                                                                6.05%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                            0.08333333      $87,725.00
                                                                                                     --------------

     Plus any unpaid Class A-6 Interest Carryover Shortfall                                                                   $0.00
                                                                                                                     --------------

     Class A-6 Interest Distributable Amount                                                                             $87,725.00
                                                                                                                     --------------
                                                                                                                     --------------

H.  Calculation of Noteholders' Interest Distributable Amount

     Class A-1 Interest Distributable Amount                                                                  $0.00
     Class A-2 Interest Distributable Amount                                                            $696,826.54
     Class A-3 Interest Distributable Amount                                                            $498,750.00
     Class A-4 Interest Distributable Amount                                                            $609,375.00
     Class A-5 Interest Distributable Amount                                                            $250,000.00
     Class A-6 Interest Distributable Amount                                                             $87,725.00
                                                                                                     --------------

     Noteholders' Interest Distributable Amount                                                                       $2,142,676.54
                                                                                                                     --------------
                                                                                                                     --------------

I.  Calculation of Noteholders' Principal Distributable Amount:

     Noteholders' Monthly Principal Distributable Amount:

     Principal Distribution Amount                                                                   $15,878,448.35

     Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the
       Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
       Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding
       Account) as of the Accounting Date  for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii)
       for each Distribution Date thereafter, outstanding principal balance of the Class A-2
       Notes on the Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
       preceding Distribution Date)                                                                          89.93%  $14,279,946.84
                                                                                                     --------------

     Unpaid Noteholders' Principal Carryover Shortfall                                                                        $0.00
                                                                                                                     --------------

     Noteholders' Principal Distributable Amount                                                                     $14,279,946.84
                                                                                                                     --------------
                                                                                                                     --------------

J.  Application of Noteholders' Principal Distribution Amount:

     Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
     (equal to entire Noteholders' Principal Distributable Amount until the principal balance
     of the Class A-1 Notes is reduced to zero)                                                                               $0.00
                                                                                                                     --------------
                                                                                                                     --------------

     Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
     (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
     Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
     thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                    $14,279,946.84
                                                                                                                     --------------
                                                                                                                     --------------

                                     Page 6

K.  Calculation of Certificate Interest Distributable Amount

     Certificate Monthly Interest Distributable Amount:

     Certificate Balance (as of the close of business
       on the preceding Distribution Date)                                                           $50,466,010.81

     Multiplied by the Certificate Pass-Through Rate                                                          5.90%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                            0.08333333     $248,124.55
                                                                                                     --------------
     Plus any unpaid Certificate Interest Carryover Shortfall                                                                 $0.00
                                                                                                                     --------------
     Certificate Interest Distributable Amount                                                                          $248,124.55
                                                                                                                     --------------
                                                                                                                     --------------
L.  Calculation of Certificate Principal Distributable Amount:

     Certificate Monthly Principal Distributable Amount:

     Principal Distribution Amount                                                                   $15,878,448.35

     Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the Distribution
       Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, 100% minus the Noteholders'
       Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and
       (iii) for each Distribution Date thereafter,  100% minus Noteholders' Percentage)                     10.07%   $1,598,501.51
                                                                                                     --------------
     Unpaid Certificate Principal Carryover Shortfall                                                                         $0.00
                                                                                                                     --------------
     Certificate Principal Distributable Amount                                                                       $1,598,501.51
                                                                                                                     --------------
                                                                                                                     --------------
IX.  Pre-Funding Account

     A.  Withdrawals from Pre-Funding Account:

     Amount on deposit in the  Pre-Funding Account as of the preceding
       Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                   Pre-Funded Amount                                                                                     $13,860.51

                                                                                                                     --------------
                                                                                                                         $13,860.51
                                                                                                                     --------------
                                                                                                                     --------------
     Less:  withdrawals from the Pre-Funding Account in respect of transfers of
       Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
       (an amount equal to (a) $179,014,214.45 (the aggregate Principal Balance of Subsequent
       Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of
       Subsequent Receivables over (ii) $0))                                                                                  $0.00

     Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1996
       Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
       Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
       below)                                                                                                                 $0.00
                                                                                                                     --------------
     Amount remaining on deposit in the Pre-Funding Account after
       Distribution Date
                   Pre-Funded Amount                                                                     $13,860.51
                                                                                                     --------------

                                                                                                                         $13,860.51
                                                                                                                     --------------
                                                                                                                     --------------
                                     Page 7


IX.  Pre-Funding Account (cont.)

     B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the
         Pre-Funding Account:

     Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
       Funding Period (May 1996 Distribution Date) or the Pre-Funded Amount being reduced
       to $100,000 or less on any Distribution Date                                                                           $0.00

     Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                     $0.00

     Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                     $0.00

     Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                     $0.00

     Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                     $0.00

     Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                     $0.00

     Class A-6 Prepayment Amount (equal to the Class A-6 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                     $0.00

     Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                     $0.00

     Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount, Class A-2
       Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
       Amount, the Class A-5 Prepayment Amount, the Class A-6 Prepayment
       Amount and Class B Prepayment Amount over the sum current principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes,
       the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes
       and the Current Certificate Balance, multiplied by (ii) discounted present value of Class I Monthly Interest Distributable Amount for each of the Planned
       Notional Balances (before giving effect to any adjustment thereto) for the Distribution
       Date on which the Repurchase Amount is to be paid to the June 2003
       Distribution Date, discounted to present value at a rate of 5.89%)                                                     $0.00

     C.  Prepayment Premiums:

     Class A-1 Prepayment Premium                                                                                             $0.00
     Class A-2 Prepayment Premium                                                                                             $0.00
     Class A-3 Prepayment Premium                                                                                             $0.00
     Class A-4 Prepayment Premium                                                                                             $0.00
     Class A-5 Prepayment Premium                                                                                             $0.00
     Class A-6 Prepayment Premium                                                                                             $0.00

     Certificate Prepayment Premium                                                                                           $0.00

                                     Page 8


X.   Reserve Account

     Requisite Reserve Amount:

     Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
       Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
       Class A-6 Notes and Certificates:

                   Product of (x)  5.67% (weighted average interest of Class A-1 Interest Rate,
                   Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
                   Class A-5 Interest Rate Class A-6 Interest Rate and Class B Pass-Through
                   Rate (based on outstanding Class A-1 principal balance, Class A-2 principal balance and Certificate Balance), divided by 360, (y) $179,014,214.15
                   (the Pre-Funded Amount on such Distribution Date) and (z)  30 (the number
                   of days until the May 1996 Distribution Date))                                                             $0.00

                   Less the product of (x) 2.5% divided by 360, (y) $179,014,214.15 (the Pre-
                   Funded Amount on such Distribution Date) and (z) 30 (the number of days until
                   the May 1996 Distribution Date)                                                                            $0.00
                                                                                                                     --------------


     Requisite Reserve Amount                                                                                                 $0.00
                                                                                                                     --------------
                                                                                                                     --------------

     Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
       Subaccount) as of the preceding Distribution Date or, in the case of the first
       Distribution Date, as of the Closing Date                                                                              $0.00

     Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
       Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
       from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                        $0.00

     Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding
       Account in respect of transfers of Subsequent Receivables)                                                             $0.00

     Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
       to cover the excess, if any, of total amount payable over Available Funds (see IV above)                               $0.00
                                                                                                                     --------------

     Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
       Subaccount) after the Distribution Date                                                                                $0.00
                                                                                                                     --------------
                                                                                                                     --------------

XI.  Class A-1 Holdback Subaccount:

     Class A-1 Holdback Amount:

     Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                          $0.00

     Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
       is greater than $0 (the Original Pool Balance after giving effect to the transfer of
       Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
       preceding the Distribution Date))                                                                                      $0.00

     Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
       a Class A-1 Maturity Shortfall (see IV above)                                                                          $0.00

     Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
       withdrawal to be released by the Indenture Trustee to the General Partners)                                            $0.00
                                                                                                                     --------------

     Class A-1 Holdback Subaccount immediately following the Distribution Date                                                $0.00
                                                                                                                     --------------
                                                                                                                     --------------

                                     Page 9


XII. Calculation of Servicing Fees

     Aggregate Principal Balance as of the first day of the Monthly Period         $501,281,846.88
     Multiplied by Basic Servicing Fee Rate                                                  1.00%
     Divided by Months per year                                                          0.083333%
                                                                                   ---------------

     Basic Servicing Fee                                                                                $417,734.87

     Less: Backup Servicer Fees (annual rate of 1 bp)                                                         $0.00

     Supplemental Servicing Fees                                                                              $0.00
                                                                                                     --------------
     Total of Basic Servicing Fees and Supplemental Servicing Fees                                      $417,734.87
                                                                                                     --------------
                                                                                                     --------------

XIII.Information for Preparation of Statements to Noteholders

          a.       Aggregate principal balance of the Notes as of first day of Monthly Period
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                               $153,429,696.58
                      Class A-3 Notes                                                                               $105,000,000.00
                      Class A-4 Notes                                                                               $125,000,000.00
                      Class A-5 Notes                                                                                $50,000,000.00
                      Class A-6 Notes                                                                                $17,400,000.00

          b.       Amount distributed to Noteholders allocable to principal
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                $14,279,946.84
                      Class A-3 Notes                                                                                         $0.00
                      Class A-4 Notes                                                                                         $0.00
                      Class A-5 Notes                                                                                         $0.00
                      Class A-6 Notes                                                                                         $0.00

          c.       Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                               $139,149,749.74
                      Class A-3 Notes                                                                               $105,000,000.00
                      Class A-4 Notes                                                                               $125,000,000.00
                      Class A-5 Notes                                                                                $50,000,000.00
                      Class A-6 Notes                                                                                $17,400,000.00

          d.       Interest distributed to Noteholders
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                   $696,826.54
                      Class A-3 Notes                                                                                   $498,750.00
                      Class A-4 Notes                                                                                   $609,375.00
                      Class A-5 Notes                                                                                   $250,000.00
                      Class A-6 Notes                                                                                    $87,725.00

          e.       Remaining Certificate Balance                                                                     $48,867,509.30

          f.       1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   6.  Class A-6 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   8.  Class B Principal Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00

                                     Page 10


XIV. Information for Preparation of Statements to Noteholders (continued)
          g.       Amount distributed payable out of amounts withdrawn from or pursuant to:
                   1.  Reserve Account                                                                        $0.00
                   2.  Class A-1 Holdback Subaccount                                                          $0.00
                   3.  Claim on the Note Policy                                                               $0.00

          h.       Remaining Pre-Funded Amount                                                                           $13,860.51

          i.       Remaining Reserve Amount                                                                                   $0.00

          j.       Amount on deposit on Class A-1 Holdback Subaccount                                                         $0.00

          k.       Prepayment amounts
                      Class A-1 Prepayment Amount                                                                             $0.00
                      Class A-2 Prepayment Amount                                                                             $0.00
                      Class A-3 Prepayment Amount                                                                             $0.00
                      Class A-4 Prepayment Amount                                                                             $0.00
                      Class A-5 Prepayment Amount                                                                             $0.00
                      Class A-6 Prepayment Amount                                                                             $0.00

          l.       Prepayment Premiums
                      Class A-1 Prepayment Premium                                                                            $0.00
                      Class A-2 Prepayment Premium                                                                            $0.00
                      Class A-3 Prepayment Premium                                                                            $0.00
                      Class A-4 Prepayment Premium                                                                            $0.00
                      Class A-5 Prepayment Premium                                                                            $0.00
                      Class A-6 Prepayment Premium                                                                            $0.00

          m.       Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                     paid by the Trustee on behalf of the Trust                                                         $417,734.87

          n.       Note Pool Factors (after giving effect to distributions on the
                    Distribution Date)
                      Class A-1 Notes                                                                                    0.00000000
                      Class A-2 Notes                                                                                    0.75216081
                      Class A-3 Notes                                                                                    1.00000000
                      Class A-4 Notes                                                                                    1.00000000
                      Class A-5 Notes                                                                                    1.00000000
                      Class A-6 Notes                                                                                    1.00000000

XV.  Information for Preparation of Statements to Certificateholders
          a.       Aggregate Certificate Balance as of first day of Monthly Period                                   $50,466,010.81

          b.       Amount distributed to Certificateholders allocable to principal                                    $1,598,501.51

          c.       Aggregate  Certificate Balance (after giving effect to
                     distributions on the Distribution Date)                                                         $48,867,509.30

          d.       Interest distributed to  Certificateholders                                                          $248,124.55

          e.       Remaining  Certificate Balance                                                                    $48,867,509.30

          f.       Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                               $139,149,749.74
                      Class A-3 Notes                                                                               $105,000,000.00
                      Class A-4 Notes                                                                               $125,000,000.00
                      Class A-5 Notes                                                                                $50,000,000.00
                      Class A-6 Notes                                                                                $17,400,000.00

          g.       1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   6.  Class A-6 Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00
                   8.  Certificate Principal Carryover Shortfall, if any, (and change in amount from
                       preceding statement)                                                                                   $0.00

          h.       Amount distributed payable out of amounts withdrawn from or pursuant to:
                   1.  Reserve Account                                                                        $0.00
                   2.  Spread Account                                                                         $0.00
                   3.  Claim on the Certificate Policy                                                        $0.00

          i.       Remaining Pre-Funded Amount                                                                           $13,860.51

          j.       Remaining Reserve Amount                                                                   $0.00

          k.       Certificate Prepayment Amount                                                              $0.00

          l.       Certificate Prepayment Premium                                                             $0.00

          m.       Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                     paid by the Trustee on behalf of the Trust                                                         $417,734.87

          n.       Class B Pool Factor (after giving effect to distributions on the Distribution
                     Date)                                                                                               0.90495388

                                     Page 11


XVI. Pool Balance and Aggregate Principal Balance

                   Original Pool Balance at beginning of Monthly Period                                             $599,986,139.49
                   Subsequent Receivables                                                                                     $0.00
                                                                                                                    ---------------
                   Original Pool Balance at end of Monthly Period                                                   $599,986,139.49
                                                                                                                    ---------------
                                                                                                                    ---------------

                   Aggregate Principal Balance as of preceding Accounting Date                                      $501,281,846.88
                   Aggregate Principal Balance as of current Accounting Date                                        $485,403,398.53



     Monthly Period Liquidated Receivables

                   Loan #                    Amount
                   ------                    ------
                   see attached listing          $5,679.90
                                             $3,504,609.40
                                                ($1,097.10)
                                                 $4,247.54
                                                     $0.00
                                                     -----
                                             $3,513,439.74
                                             -------------
                                             -------------

XVIII.Delinquency Ratio

     Sum of Principal Balances (as of the Accounting Date)
       of all Receivables delinquent more than 30 days with
       respect to all or any portion of a Scheduled Payment
       as of the Accounting Date                                                                     $19,070,924.09

     Aggregate Principal Balance as of the Accounting Date                                          $485,403,398.53
                                                                                                    ---------------

     Delinquency Ratio                                                                                                   3.92888145%
                                                                                                                     ---------------
                                                                                                                     ---------------

IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic
Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                        OLYMPIC  FINANCIAL  LTD.


                                        By: /s/ Michael J. Sherman
                                           ---------------------------------

                                        Name:     Michael J. Sherman
                                             -------------------------------
                                        Title:    Vice President / Treasurer
                                              ------------------------------

                             Olympic Financial LTD                    Page:  25
                            Charge Off Transactions                   RP2050R
                          For 9/01/1996 Thru 9/30/1996

Control # 174
              C/O             Account            Loan            Principal
              Type             Number            Name          Charged Off
              ----           ----------     -------------      -----------
                                                               -----------
                             TOTAL   FC                                .00

              IS             6424044401     ROBINSON              2,489.64
              IS             6465000301     KAYS                  1,610.15
              IS             6672006901     BARTON                  354.73
              IS             6868005901     SPARKS                1,108.50
              IS             7544073201     GREGG                   116.88
                                                                ----------
                             TOTAL   IS                           5,679.90

              NR             0072013601     HENDERSON            11,990.75
              NR             0134001401     NEUY                 16,147.61
              NR             0170071801     BULTMAN              12,526.42
              NR             0341000301     RUTHERFORD           16,855.05
              NR             0449000201     CARRIER              30,655.52
              NR             0517000901     CLAIR                11,625.83
              NR             0524001001     MCCOLLOM              2,350.55
              NR             0524002301     STEVENS              25,259.56
              NR             0527000201     MOSS                 12,969.13
              NR             0533000901     GOMEZ                 4,887.11
              NR             0588000301     LIPPE                 8,535.43
              NR             0619004001     TAYLOR                6,830.97
              NR             0683000401     TRAMEL               10,265.18
              NR             0816002001     GARCIA               18,992.77
              NR             0880094101     WOODLAND             15,278.99
              NR             1001010301     BLINSTON             24,980.22
              NR             1001014401     RADIL                15,116.42
              NR             1011006801     AHLVERS              19,204.95
              NR             1066002601     DAVIS                13,870.22
              NR             1081000101     SCHEILZ              17,977.25
              NR             1100030101     HINZE                 9,925.60
              NR             1770034701     FISCHER              19,783.36
              NR             2740074201     VREELAND             16,386.82
              NR             2740075501     ATKINSON             10,500.39
              NR             2780089801     ALDRICH              12,757.19
              NR             2783008001     STOKES                7,895.05
              NR             2854075501     DAVIS                19,025.99
              NR             2929007701     BLAHA                21,545.92
              NR             3081018201     ROWLAND              17,899.79
              NR             3095008901     FRYE                  6,500.19
              NR             3182005401     VARGAS               15,561.66
              NR             3790063901     STEWART              12,562.48
              NR             4042003501     HJORTH               11,186.60
              NR             4049004301     ESCOBEDO             13,923.79
              NR             4054004901     WRIGHT               14,372.99
              NR             4540003401     WASHINGTON           16,773.53
              NR             4592006001     GREEN                12,917.81
              NR             4678021701     ALVIRA               10,070.14
              NR             4752002501     CARDINAL              8,576.81
              NR             4816004401     HART                 23,428.22
              NR             4900009701     LECLAIR              12,447.73
              NR             5004046901     ISA                  20,031.85
              NR             5077008701     BUTLER                9,097.84
              NR             5096020901     RUTH                 22,173.11
              NR             5097018801     SMITH                17,116.20
              NR             5116051301     HEWITT               13,667.78
              NR             5125007601     WOOD                 13,569.41
              NR             5127008201     SANYCHANH            11,298.40
              NR             5167092201     WRIGHT               18,267.88
              NR             5167094601     BROWN                19,922.66
              NR             5167096401     TALLY                24,082.57
              NR             5167110101     WHALIN               13,453.48
              NR             5188012801     PETERSON             22,080.01
              NR             5190064301     LEVINGSTON           14,425.13
              NR             5190066001     TREADWELL            14,008.29
              NR             5190066201     SMITH                15,380.38
              NR             5214024301     HAYWOOD              11,589.67
              NR             5224065401     GILL                 19,720.48
              NR             5255001501     YANCEY               13,146.21
              NR             5259006201     CARTER               20,348.61
              NR             5281008701     KENNIMER             18,379.86
              NR             5288037501     LAWRENCE             14,370.88
              NR             5293017501     LARSON               20,847.81

                             Olympic Financial LTD                    Page:  26
                            Charge Off Transactions                   RP2050R
                          For 9/01/1996 Thru 9/30/1996

Control # 174
              C/O             Account            Loan           Principal
              Type             Number            Name          Charged Off
              ----           ----------     -------------      -----------
              NR             5294114001     ARCHLEY              12,931.36
              NR             5294127501     MYERS                11,295.03
              NR             5294139001     WILSON               19,093.51
              NR             5294143601     HARRIS               11,802.26
              NR             5312012101     HALL                 20,655.71
              NR             5356003301     PINON                15,029.87
              NR             5358004001     RENTY                15,628.30
              NR             5368005401     SHAMBLIN             17,221.32
              NR             5368011001     FELL                 12,713.35
              NR             5371001601     MARCUS               15,952.72
              NR             5374002401     NOAH                 12,830.87
              NR             5680085501     ENLOE                 9,448.32
              NR             5840020801     MULLINS              22,159.29
              NR             6130009201     CARTER               11,645.55
              NR             6130009901     SALDIVAR             21,542.06
              NR             6152023701     DELANGEL              2,673.36
              NR             6155026401     FRAISER              17,707.16
              NR             6176002201     SANDOVAL             15,776.14
              NR             6189040601     HARRIS               22,822.05
              NR             6221080701     BARRERA              17,774.91
              NR             6231131901     PEREZ                 7,244.58
              NR             6247086501     RAMOS                22,523.36
              NR             6251015601     LECHINGER            16,655.39
              NR             6258020301     LOLLEY               20,364.94
              NR             6264038101     TOLAR                15,002.31
              NR             6282013201     MALONE               16,785.60
              NR             6282015101     MCQUEEN              17,707.23
              NR             6290007701     CHAMBERLES           11,215.38
              NR             6296031801     GREEN                 9,940.58
              NR             6331048701     RAMOS                25,761.11
              NR             6339005901     SINDELAR             12,637.60
              NR             6385015601     THOMAS               12,921.88
              NR             6421025301     MOLINA               14,295.09
              NR             6421026701     LOCKHART             18,418.89
              NR             6423034001     DAVILA               16,327.49
              NR             6423039501     WILLIAMS             18,145.58
              NR             6424039601     OLSEN                16,030.97
              NR             6424041501     THOMAS-WIL           42,610.59
              NR             6424043501     WILEY                11,561.04
              NR             6424048001     FLEMING              37,538.84
              NR             6424049401     SMITH                32,255.69
              NR             6424049501     WILLIAMS             19,042.09
              NR             6424049701     COLLINS              13,066.79
              NR             6424050001     WOODALL              22,827.50
              NR             6424050301     LAMBRIDIA            23,418.64
              NR             6424061301     HOPKINS              25,727.39
              NR             6424063901     LINDLEY              30,511.98
              NR             6424069401     THOMPSON              8,170.76
              NR             6424069601     LOVREK                3,649.19
              NR             6424070201     BULL                 17,968.64
              NR             6424070601     JOHNSON              16,976.83
              NR             6424070701     SAUNDERS             19,830.65
              NR             6424071001     JONES                30,587.07
              NR             6444009501     MOORES               25,974.54
              NR             6444010301     CARTER               11,898.65
              NR             6445005001     NICHOLS               8,987.24
              NR             6445005201     LAUDEMAN             10,521.11
              NR             6445008501     BURTON               11,622.80
              NR             6445013201     HENDRICK             20,010.04
              NR             6446009701     EDWARDS              22,774.34
              NR             6446012801     LEGGETT              19,364.02
              NR             6446016301     ROY                  15,096.10
              NR             6446017201     OSBORNE              12,653.37
              NR             6446019201     STEWART              18,123.21
              NR             6446021001     SUSTAITA              9,979.57
              NR             6446021201     STULLER              25,255.67
              NR             6446021401     HARNESS              26,491.58
              NR             6446022501     MCCARTY              26,243.29
              NR             6447014701     ARCENEAUX            16,294.74
              NR             6447018001     MATAMOROS            21,175.17
              NR             6447018401     JOHNSON              17,444.93
              NR             6447022501     BLACKMON             13,271.37
              NR             6448006501     BLANCHARD            19,147.05
              NR             6448009401     TAYLOR               17,656.75

                             Olympic Financial LTD                    Page:  27
                            Charge Off Transactions                   RP2050R
                          For 9/01/1996 Thru 9/30/1996

Control # 174
              C/O             Account            Loan            Principal
              Type             Number            Name          Charged Off
              ----           ----------     -------------      -----------
              NR             6448011901     TERRY                24,970.47
              NR             6448012801     FONTENETTE           11,849.38
              NR             6468003301     BURKS                15,048.25
              NR             6469001501     ARCHIE               10,023.21
              NR             6469001601     SHAW                 21,942.33
              NR             6470000601     SAVANAH              38,781.91
              NR             6470000701     BROWN                14,261.65
              NR             6470001501     PERRY                21,683.14
              NR             6472000901     MATTHEWS             17,116.20
              NR             6472001001     HADNOT               10,301.83
              NR             6472002801     CHATMAN              11,175.71
              NR             6472003101     BARTON               13,872.19
              NR             6619027201     COFER                13,148.50
              NR             6639010001     ROSE                 15,276.46
              NR             6704049701     FRENCH               23,037.13
              NR             6715040501     FISHER               14,591.90
              NR             6817007801     WOLF                  8,101.94
              NR             6911002201     CAMPBELL             13,124.65
              NR             6961001901     ROBERTSON            15,679.51
              NR             6970001201     GUNTER               13,518.67
              NR             6993001001     COSSINS               9,584.96
              NR             6993001101     BRANNON              16,907.32
              NR             7060085901     ROGERS               16,558.99
              NR             7060100001     378159                3,731.08
              NR             7116106301     HOOSEN                6,626.50
              NR             7116108101     SOLIS                 7,576.50
              NR             7143012101     MOORE                10,968.09
              NR             7151016501     TIRAZONA              6,859.29
              NR             7159013201     KOONS                10,665.60
              NR             7182008401     CRULL                16,623.33
              NR             7189005101     JOHNSON               6,216.99
              NR             7198008901     FRITCH                8,184.90
              NR             7268006901     TWIGGS                6,991.61
              NR             7305005601     STENGAR               7,230.00
              NR             7306012301     SHORE                12,663.07
              NR             7365006301     COULSON               5,975.51
              NR             7375005701     STROH                 4,937.05
              NR             7376000501     MOON                  7,770.60
              NR             7387001001     DEE                  10,822.21
              NR             7473001601     YARBOROUGH           12,149.30
              NR             7479002201     MOORE                 8,559.90
              NR             7479003301     WALTERS              20,387.90
              NR             7501008001     BURKART              12,658.40
              NR             7527007201     HARMON               13,987.00
              NR             7530017901     REESE                14,482.50
              NR             7544067401     SIMMONS              10,777.10
              NR             7564010301     SANDERS              11,509.49
              NR             7570009701     ANDERSON             13,880.43
              NR             7570011201     BOWLES               14,607.67
              NR             7616028301     HERRING              21,948.25
              NR             7616035101     BATTLE                5,494.22
              NR             7654012801     DIXON                11,485.93
              NR             7654014201     JONES                13,000.45
              NR             7711002001     VAUGHN               21,942.00
              NR             8016043701     MAHABIR              41,028.44
              NR             8029058601     LIDDELL              21,801.53
              NR             8029059901     RAY                  17,886.94
              NR             8051005101     FAULTNER             17,314.67
              NR             8059035401     GONZALES              7,395.33
              NR             8089051401     HOLLINGSWO           11,645.68
              NR             8093014901     RODSCHAT             15,353.09
              NR             8101053901     VASQUEZ               9,866.38
              NR             8132006301     MONTOYA              18,877.04
              NR             8209005101     GERNHUGER            10,917.04
              NR             8261000501     FREDERICK            10,977.77
              NR             8359005201     SHADOWENS            13,423.56
              NR             8359005801     DAVILA                8,562.89
              NR             8421005801     JOHNSON               5,189.24
              NR             8427000901     MCCRARY              16,458.53
              NR             8466008501     BROWN                11,120.83
              NR             8477010401     KING                 13,360.73
              NR             8517001101     CRANMORE              8,048.54
              NR             8530018701     HUFF                 18,143.38
              NR             8754004001     FOUTS                 9,617.00

                             Olympic Financial LTD                    Page:  28
                            Charge Off Transactions                   RP2050R
                          For 9/01/1996 Thru 9/30/1996

Control # 174
              C/O             Account            Loan            Principal
              Type             Number            Name          Charged Off
              ----           ----------     -------------      -----------
              NR             8772002701     YOUNG                13,417.00
              NR             9001000801     WHITBEY              11,883.92
              NR             9294004601     PRUITT               14,939.56
              NR             9301017501     DAVIS                 8,584.82
              NR             9311004101     HULL                 10,560.15
              NR             9315016801     HOFFMAN              20,800.08
              NR             9315017801     PERRY                15,514.99
              NR             9370031001     ROBINSON             14,181.40
              NR             9371067701     KELLEY               16,288.82
              NR             9376014401     ALLENDE               9,221.18
              NR             9599008801     MILLS                11,249.61
              NR             9601039201     BUTLER               16,893.57
              NR             9647061401     COPELAND             14,907.10
              NR             9648045401     CARTER               22,900.00
              NR             9650055001     OSTEEN               12,823.52
              NR             9650056201     COLEMAN              14,640.05
              NR             9656096601     LESTER               15,795.00
                                                              ------------
                             TOTAL   NR                       3,504,609.40

              RR             5224038301     DUNLOP                1,097.10-
              RR             5294139501     LUNDEN                  136.87-
              RR             5294139501     LUNDEN                  136.87
                                                              ------------
                             TOTAL   RR                           1,097.10-

              SB             0170009201     ZGODAVA                  22.03
              SB             0300005401     HOYT                    693.10
              SB             0510010901     AWYAN                     9.65
              SB             0600002501     QUINNELL                100.83
              SB             0890000901     MILLER                  524.81
              SB             0898000501     MESSING                  10.22
              SB             0910013401     RESONG                  851.25
              SB             0970000601     EIDE                     37.46
              SB             1080000801     OVITT                   312.90
              SB             1200000901     EDIN CONST                 .71
              SB             1520002601     BROWN                     2.62-
              SB             1520002601     BROWN                     2.62
              SB             1560002001     SCHMIDT                  44.17
              SB             1570002501     PERSAUD                  21.14
              SB             1630023501     BARRETT                  75.64
              SB             2746043201     HORN                     15.00
              SB             2854086301     BEAL                     31.64
              SB             3024008201     MEYER                     2.32
              SB             3780054701     MURDOCH                 522.35
              SB             5082076901     PARNELL                 420.21
              SB             5160019701     EAVES                    10.12
              SB             5167080701     COX                      13.56
              SB             5167104501     REYNOLDS                 11.40
              SB             5294135501     DILLEY                   22.00
              SB             5327029301     OKUN                     16.96
              SB             6247082001     BOARTFIELD               27.45
              SB             6424002801     THOMPSON                 19.60
              SB             6845015101     WAYNER                   48.52
              SB             6889000201     BROWN                    12.27
              SB             7013018301     FRENCH                   75.72
              SB             7013018801     GAOTEOTE                 18.72
              SB             7126020901     HOLT                      4.82
              SB             7158015001     CARDONA                  14.52
              SB             7183042001     HAUSER                   12.79
              SB             7183045801     DEMIROVIC                10.10
              SB             7210042001     BAUER                    11.83
              SB             7286002301     DELGADO                  13.09
              SB             7412000401     WHITE                    24.20
              SB             7540004901     BAILEY                   18.18
              SB             7632016901     WALDOWSKI                25.51
              SB             8070004501     GUEVARA                  10.32
              SB             8081021101     PUGLIESE                 69.72
              SB             8108009901     BELYEU                   10.24
              SB             9239009801     WILLIAMS                   .00
              SB             9294004201     ROBLES                   13.38
              SB             9315018801     BALDUZZI                 19.91
              SB             9403007901     PEREZ                    11.39
              SB             9662011601     DUNN                      5.79
                                                              ------------
                             TOTAL   SB                           4,247.54

TOTAL FOR CTL # 174                                           3,513,439.74
                                                              ------------
                                                              ------------